SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                          FORM 8-K

                       CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): November 16, 2004
                                                   (November 16, 2004)

                      TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                 New York
               (State or other jurisdiction of incorporation)


         0-10592                                   14-1630287
  ----------------------------           --------------------------------
   (Commission File Number)              (IRS Employer Identification No.)


          5 Sarnowski Drive, Glenville, New York 12302
          (Address of principal executive offices) (Zip Code)



  Registrant's telephone number, including area code: (518) 377-3311
                                                      --------------





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TrustCo Bank Corp NY


Item 5.  Other Events

         A press release was issued on November 16, 2004, declaring a quarterly cash dividend of $0.15 per share, payable January 4,2005, to the shareholders of record at the close of business on December 3, 2004. Attached is the press release labeled as exhibit 99(a).




Item 7   (c) Exhibits


         Reg S-K Exhibit No.         Description
              99(a)                  One page press  release  dated  November
                                     16,  2004,  declaring a quarterly cash
                                     dividend  of $0.15  per  share,  payable
                                     January 4, 2005, to the shareholders of record at the close of business on December 3, 2004.





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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 16, 2004

                                        TrustCo Bank Corp NY
                                        (Registrant)


                                        By:/s/ Robert T. Cushing
                                        ----------------------------
                                           Robert T. Cushing
                                           Executive Vice President and Chief
                                           Financial Officer



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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.      Description                                      Page
------------------       ------------------------------                   ----
      99(a)              One page press release dated November
                         16, 2004, declaring a quarterly cash dividend     5
                         of $0.15 per share, payable January 4,
                         2005, to the shareholders of record at the close of business on December 3, 2004.






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TRUSTCO                                                      Exhibit 99(a)
Bank Corp NY
                                                             News Release
--------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax: (518) 381-3668

Subsidiary:  Trustco Bank                               NASDAQ -- TRST


Contact:   Robert M. Leonard
           Administrative Vice President
           518-381-3693


  FOR IMMEDIATE RELEASE:



                 TRUSTCO DECLARES CASH DIVIDEND


Glenville, New York - November 16, 2004 - Today the Board of Directors of TrustCo Bank Corp NY declared a quarterly cash dividend of $0.15 per share, payable January 4, 2005, to the shareholders of record at the close of business on December 3, 2004.

TrustCo is a $2.8 billion bank holding company and through its subsidiary, Trustco Bank, operates 72 offices in New York, Vermont, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.






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